Transamerica BlackRock iShares Active Asset Allocation -
Moderate Growth VP

SCHEDULE OF INVESTMENTS
At September 30, 2025
(unaudited)

	Shares	Value
EXCHANGE-TRADED FUNDS - 95.4%
International Equity Funds - 23.8%
iShares Core MSCI EAFE ETF (A)	209,644	$ 18,304,018
iShares MSCI EAFE ETF (A)	559,165	52,209,236
iShares MSCI Japan ETF (A)	102,357	8,210,055
		78,723,309
U.S. Equity Funds - 53.2%
iShares Core S&P 500 ETF (A)	228,024	152,616,463
iShares Russell 2000 ETF (A)	98,450	23,820,962
		176,437,425
U.S. Fixed Income Funds - 18.4%
iShares 7-10 Year Treasury Bond ETF (A)	18,158	1,751,521
iShares Core U.S. Aggregate Bond ETF (A)	83,964	8,417,391
iShares iBoxx $ Investment Grade Corporate Bond ETF (A)	54,345	6,057,837
iShares Short Treasury Bond ETF (A)	403,657	44,600,062
		60,826,811
Total Exchange-Traded Funds (Cost $280,341,975)		315,987,545

Principal	Value
REPURCHASE AGREEMENT - 4.1%
Fixed Income Clearing Corp.,
1.65% (B), dated 09/30/2025, to be
repurchased at $13,524,670 on 10/01/2025.
Collateralized by a U.S. Government
Obligation, 3.88%, due 03/31/2027, and
with a value of $13,794,702.
$ 13,524,050	$ 13,524,050
Total Repurchase Agreement (Cost $13,524,050)	13,524,050
Total Investments (Cost $293,866,025)	329,511,595
Net Other Assets (Liabilities) - 0.5%	1,800,141
Net Assets - 100.0%	$ 331,311,736
INVESTMENT VALUATION:

Valuation Inputs (C)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$315,987,545	$—	$—	$315,987,545
Repurchase Agreement	—	13,524,050	—	13,524,050
Total Investments	$315,987,545	$13,524,050	$—	$329,511,595
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)	The shareholder reports for the iShares ETFs can be found at the following location: https://blackrock.com/fundreports.
(B)	Rate disclosed reflects the yield at September 30, 2025.
(C)
There were no transfers in or out of Level 3 during the period ended September 30, 2025. Please reference the Investment Valuation section of the
Notes to Schedule of Investments for more information regarding investment valuation and pricing inputs.

Transamerica Series Trust

Transamerica BlackRock iShares Active Asset Allocation -
Moderate Growth VP

NOTES TO SCHEDULE OF INVESTMENTS
At September 30, 2025
(unaudited)
INVESTMENT VALUATION
Transamerica BlackRock iShares Active Asset Allocation - Moderate Growth VP (the "Portfolio") is a series of the Transamerica Series Trust.
Transamerica Asset Management, Inc. (“TAM”) has been designated as the Portfolio's valuation designee pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended, with responsibility for fair valuation subject to oversight by the Portfolio's Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. Generally Accepted Accounting Principles in the United States of America establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Portfolio's investments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using Net Asset Value per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio's investments at September 30, 2025, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Exchange-traded funds ("ETF"): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
Transamerica Series Trust